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                                                                    Exhibit 99
                          NATIONSBANK, N.A.
        MONTHLY SERVICING REPORT - MOATMEN'S AUTO TRUST 1996-A
              SEPTEMBER 1, 1997 THROUGH SEPTEMBER 30, 1997



A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance					                              	$290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage			                              			28.44%
    (ii)  Class A-1 Notes Balance				                         		$82,654,904.00
	   (iii) Class A-1 Notes Rate			                                   			5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage	                              					41.29%
    (ii)  Class A-2 Notes Balance					                        	$120,000,000.00
    (iii) Class A-2 Notes Rate		                                     				6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage			                              			26.27%
    (ii)  Class A-3 Notes Balance			                         			$76,343,707.00
    (iii) Class A-3 Notes Rate                                     						6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage	                          					4.00%
    (ii)  Class B Certificates Balance		                    				$11,624,943.00
    (iii) Class B Certificates Rate		                                				7.05%
(F) Servicing Fee Rate	                                             					1.00%
(G) Weighted Average Coupon (WAC)		                                  				9.53%
(H) Weighted Average Original Maturity (WAOM)			             			56.22 		months
(I) Weighted Average Remaining Maturity (WAM)                 		49.45 		months
(J) Number of Receivables				                                         		24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage					               	2.00%
    (ii)  Reserve Account Initial Deposit					                  	$5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c)
          if 1.25% loss and delinq triggers hit - otherwise
          greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance			                      			2.00%
          (b) Percent of Remaining Pool Balance			                    			3.25%
          (c) Trigger Percent of Remaining Pool Balance				            		6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance		                              				$159,235,446.86
(B) Total Note and Certificate Pool Factor		                     				0.5479096
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance		                                   				$0.00
    (ii) Class A-1 Notes Pool Factor		                           				0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance		                          				$71,266,796.86
    (ii) Class A-2 Notes Pool Factor		                           				0.5938900
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance	                          					$76,343,707.00
    (ii) Class A-3 Notes Pool Factor		                           				1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance			                     			$11,624,943.00
    (ii) Class B Certificates Pool Factor		                      				1.0000000
(G) Reserve Account Balance	                                					$5,885,253.91
(H) Cumulative Net Losses for All Prior Periods					            	$2,725,398.10
(I) Net Loss Ratio for Second Preceding Period	                     					1.86%
(J) Net Loss Ratio for Preceding Period		                            				1.12%
(K) Delinquency Ratio for Second Preceding Period			                  			1.42%
(L) Delinquency Ratio for Preceding Period		                         				1.53%
(M) Weighted Average Coupon (WAC)				                                  		9.50%
(N) Weighted Average Remaining Maturity (WAM)			             			37.48 		months
(O) Number of Receivables			                                         			17,980

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections		                            				$7,801,111.46
    (ii)  Not Used				                                                  		0.00
    (iii) Repurchased Loan Proceeds Related to Principal					            	0.00
    (iv) Other Refunds Related to Principal		                         				0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections		                              				1,313,703.06
    (ii)  Repurchased Loan Proceeds Related to Interest
(C) Weighted Average Coupon (WAC)	                                  					9.50%
(D) Weighted Average Remaining Maturity (WAM)		             				36.65  	months
(E) Remaining Number of Receivables				                               		17,429
(F) Delinquent Receivables
                                				Dollar Amount 		        #  Units
                                    -------------           --------
    (i)   30-59 Days Delinquent				     4,545,277   	3.01%	      475   		2.73%
    (ii)  60-89 Days Delinquent     				1,245,195   	0.82%	      138    	0.79%
    (iii) 90 Days or More Delinquent  				815,658   	0.54%	       85    	0.49%

(G) Repossessions
			                                	Dollar Amount         		#  Units
                                    -------------           --------
                                      				749,799   	0.50%	       72   		0.41%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 				                        		$27,372.11
(B) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period				                          		264,055.09
(C) Liquidated Receivables Information
    (i)   Not Used	                                                  					0.00
    (ii)  Not Used		                                                  				0.00
    (iii) Recoveries on Previously Liquidated Contracts					         	2,910.16
(D) Aggregate Net Losses for Collection Period					                	261,144.93
(E) Actual Number of Days in Interest Period				                       		30.00


I. COLLECTIONS
--------------
Interest:
(A) Interest Collections	                                   					$1,313,703.06
(B) Not Used				                                                        		0.00
(C) Repurchased Loan Proceeds Related to Interest	                   					0.00
(D) Recoveries from Prior Month Charge Offs			                     			2,910.16
(E) Investment Earnings from the Reserve Account					               	27,372.11
(F) Total Interest Collections		                              				1,343,985.33

Principal:
(G) Principal Payments Received			                            			$7,801,111.46
(H) Not Used                                                        						0.00
(I) Repurchased Loan Proceeds Related to Principal					                  	0.00
(J) Other Refunds Related to Principal	                              					0.00
(K) Total Principal Collections	                             					7,801,111.46
(L) Total Collections		                                      				$9,145,096.79


II. DISTRIBUTIONS                                        								Per $1,000 of
----------------- 					                                    			Original Balance
                                                              ----------------
(A) Total Interest Collections	    		      			$1,343,985.33
(B) Servicing Fee 			                        			$132,696.21             		0.46

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due				  		$0.00                		0
    (ii)  Class A-1 Notes Monthly Interest Paid
          (after reserve fund draw)		              				0.00                		0
    (iii) Class A-1 Notes Monthly Interest Shortfall
                                              -------------
          (after reserve fund draw)	             					$0.00 	               	0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due		$377,120.13      		3.142667778
    (ii)  Class A-2 Notes Monthly Interest Paid
          (after reserve fund draw)		        				377,120.13      		3.142667778
    (iii) Class A-2 Notes Monthly Interest
                                               ------------
          Shortfall (after reserve fund draw)	   					$0.00 	               	0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due			$429,433.35           		5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
          (after reserve fund draw)		         				429,433.35           		5.625
    (iii) Class A-3 Notes Monthly Interest
                                               -------------
          Shortfall (after reserve fund draw)	    					$0.00               		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest
          Due	                                     $68,296.54          		5.875
    (ii)  Class B Certificates Monthly Interest
          Paid (after reserve fund draw)	       				68,296.54          		5.875
    (iii) Class B Certificates Monthly Interest
                                               --------------
          Shortfall (after reserve fund draw)     						$0.00              		0
(G) Total Note and Certificate Interest Paid
    (after reserve fund draw)		               				$874,850.02
(H) Excess Interest				                         		$336,439.10

Principal
(I) Total Principal Collections			           			$7,801,111.46
(J) Draw on Reserve Fund for realized losses      	264,055.09
(K) Total Amount Available for Principal
    Distribution 					                         	$8,065,166.55  		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due		    				0.00              		0
    (ii)  Class A-1 Notes Monthly Principal Paid
          (after reserve fund draw)		                				0.00              		0
    (iii) Class A-1 Notes Monthly Principal Shortfall
                                               --------------
          (after reserve fund draw)                						0.00              		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due		8,065,166.55    		67.20972125
    (ii)  Class A-2 Notes Monthly Principal Paid
          (after reserve fund draw)		        				8,065,166.55    		67.20972125
    (iii) Class A-2 Notes Monthly Principal
                                               --------------
          Shortfall (after reserve fund draw)      						0.00              		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due		    				0.00              		0
    (ii)  Class A-3 Notes Monthly Principal Paid
          (after reserve fund draw)		               	 			0.00              		0
    (iii) Class A-3 Notes Monthly Principal
                                               --------------
          Shortfall (after reserve fund draw)      						0.00              		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due			 	0.00              		0
    (ii)  Class B Certificates Monthly Principal Paid
          (after reserve fund draw)	                					0.00              		0
    (iii) Class B Certificates Monthly Principal
                                               --------------
          Shortfall (after reserve fund draw)		      				0.00              		0
(P) Total Note and Certificate Principal Paid				8,065,166.55
(Q) Total Distributions			                    			9,072,712.78
(R) Excess Servicing Releases from Reserve
    Account to Servicer				                            		0.00
(S) Amount of Draw from Reserve Account				      		264,055.09
(T) Draw from Reserve Account plus Total
    Available Amount					                       	9,409,151.88

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                            				Beginning             	End
                                           				of Period	           	of Period
                                             --------------         ----------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance      				$159,235,446.86   	$151,170,280.31
    (ii)   Total Note and Certificate Pool
           Factor		                             		0.5479096        		0.5201584
    (iii)  Class A-1 Notes Balance                 				0.00 	            	0.00
    (iv)   Class A-1 Notes Pool Factor		        		0.0000000 	       	0.0000000
    (v)    Class A-2 Notes Balance		        		71,266,796.86 	   	63,201,630.31
    (vi)   Class A-2 Notes Pool Factor        				0.5938900 	       	0.5266803
    (vii)  Class A-3 Notes Balance	        			76,343,707.00 	   	76,343,707.00
    (viii) Class A-3 Notes Pool Factor		        		1.0000000 	       	1.0000000
    (ix)   Class B Certificates Balance		   		11,624,943.00 	   	11,624,943.00
    (x)    Class B Certificate Pool Factor		    		1.0000000 	       	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)	           			9.50%            		9.50%
    (ii)  Weighted Average Remaining Maturity
          (WAM) 		                          		37.48 	months	    36.65 		months
    (iii) Remaining Number of Receivables        				17,980 	          	17,429
    (iv)  Portfolio Receivable Balance			  	$159,235,446.86 	 	$151,170,280.31

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance							                    	$5,885,253.91
(B) Draw for Realized losses					                                			264,055.09
(C) Draw for Servicing Fee					                                        			0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates								264,055.09
(I) Excess Interest						                                         		336,439.10
(J) Reserve Account Balance Prior to Release							              	5,957,637.92

(K) Reserve Account Required Amount							                       	9,070,216.82

(L) Final Reserve Account Required Amount							                 	9,070,216.82

(M) Reserve Account Release to Servicer		                           						0.00

(N) Ending Reserve Account Balance							                        	5,957,637.92

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period		                       						$264,055.09
(B) Liquidated Contracts
    (i)   Not Used					                                                			0.00
    (ii)  Not Used				                                                				0.00
    (iii) Recoveries on Previously Liquidated Contracts					       			2,910.16
(C) Aggregate Net Losses for Collection Period							              	261,144.93
(D) Net Loss Ratio for Collection Period (annualized)						            		2.02%
(E) Cumulative Net Losses for all Periods							                 	2,986,543.03
(F) Delinquent Receivables												Dollar Amount        		#  Units
                                      -------------          --------
    (i)  30-59 Days Delinquent			        	4,545,277   	3.01%   	  475 	 	2.73%
    (ii)  60-89 Days Delinquent			       	1,245,195   	0.82%	     138 	 	0.79%
    (iii) 90 Days or More Delinquent			    	815,658   	0.54%	      85   	0.49%

(G) Repossessions
                                   				Dollar Amount       		#  Units
                                       -------------         --------
                                         				749,799  	0.50%      	72  		0.41%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period							                       	1.86%
    (ii) Preceding Collection Period					                             			1.12%
    (iii) Current Collection Period					                              			2.02%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	1.67%

(B) Ratio of Balance of Contracts Delinquent 60 Days or
    More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	1.42%
    (ii) Preceding Collection Period						                             		1.53%
    (iii) Current Collection Period						                              		1.36%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	1.44%

(C) Loss and Delinquency Trigger Indicator							             	Trigger was hit







The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge
and belief that the above information is true and correct.





\s\ Tracy Chandler				\s\ Leslie J. Fitzpatrick
---------------------     -------------------------
Tracy Chandler   	    				Leslie J. Fitzpatrick
Vice President 	      				Senior Vice President
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